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                                                                    EXHIBIT 10.2

                                  AMSURG CORP.

                             REGISTRATION AGREEMENT

     This Registration Agreement (this "Agreement"), dated as of April 2, 1992 is between AmSurg Corp., a Tennessee corporation (the "Corporation"), and the persons and entities identified on Schedule 1 hereto attached (the "Investors").

     In consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. DEFINITIONS. In addition to capitalized terms elsewhere defined herein, as used in this Agreement:

          "Commission" means the Securities and Exchange Commission.

          "Common Shares" means the shares of Common Stock of the Corporation, no par value.

          "Demand Registration" shall have the meaning ascribed thereto in
     Section 2(a) of this Agreement.

          "Initial Public Offering" means an underwritten initial offering pursuant to an effective registration statement under the Securities Act resulting in a sale by the Corporation of Common Shares to the public at an aggregate offering price for the shares sold for the account of the Corporation of at least ten million dollars ($10,000,000).

          "Person" means a natural person, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

          "Piggyback Registration" shall have the meaning ascribed thereto in
     Section 3(a) of this Agreement.

          "Primary Registration" means the offer and sale by the Corporation for its own account of securities registered under the Securities Act.

          "Registrable Shares" means at any time (i) any Common Shares originally issued to the Investors; (ii) any Common Shares then outstanding which were issued as, or were issued directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect to or in replacement of Registrable Shares; (iii) shares of Common Stock issuable upon exercise of outstanding options; and
     (iv) any Common Shares then issuable directly or indirectly upon the conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of Registrable Shares; provided that Registrable Shares shall not include any shares which have theretofore been registered and sold pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 or any similar rule promulgated by the Commission pursuant to the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Shares whenever such Person has the then existing right to acquire such Registrable Shares (by conversion,purchase or otherwise), whether or not such acquisition has actually been effected.

          "Registration Expenses" shall have the meaning ascribed thereto in
     Section 6 of this Agreement.

          "Secondary Registration" shall mean the offer and sale of securities to the public by or on behalf of one or more of the holders of the Corporation's securities pursuant to a registration statement filed by the Corporation with, and declared effective by, the Commission.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Short-Form Registration" has the meaning set forth in Section 2(a).
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     2. DEMAND REGISTRATION AND SHORT-FORM REGISTRATION.  (a) At any time after
180 days after the effective date of the registration statement the Corporation has filed under the Securities Act with respect to its Initial Public Offering, the holder or holders of at least 66 2/3% of the Registrable Shares then outstanding may, by written notice delivered to the Corporation, require registration under the Securities Act of all or part of their Registrable Shares on Form S-1 or any similar long form registration ("Demand Registration"). The Corporation shall not be obligated to effect more than one Demand Registration. A registration will not count as the permitted Demand Registration until it has become effective and will not count as the permitted Demand Registration unless the holders of Registrable Shares initially requesting such Demand Registration are able to register and sell at least 66 2/3% of the Registrable Shares agreed by such holders to be included in such Demand Registration; provided that in any event the Corporation will pay all Registration Expenses in connection with any registration initiated as a Demand Registration requested hereunder (unless the holder or holders of Registrable Shares requesting such Demand Registration request that the registration statement be withdrawn, in which case, such holders of Registrable Shares shall pay such Registration Expenses). On or after the date upon which the Corporation has become entitled as a registrant to use Form S-3 or any similar short-form registration ("Short-Form Registration"), any holder or holders of Registrable Shares may, at any time, require registration under the Securities Act of all or any part of their Registrable Shares on a Short-Form Registration; provided, however, that the aggregate offering value of the Registrable Shares requested to be registered in any Short-Form Registration must equal at least $1,000,000. The Corporation will pay all Registration Expenses in connection with any Short-Form Registration requested hereunder (unless the holder or holders of Registrable Shares requesting such Short-Form Registration request that the registration statement be withdrawn, in which case, such holders of Registrable Shares shall pay such Registration Expenses). Within ten days after receipt of any request pursuant to this Section 2(a), the Corporation will give written notice of such request to all other holders of Registrable Shares and will use its best efforts to include in such registration all Registrable Shares with respect to which the Corporation has received written requests for inclusion therein within 15 days after the date the Corporation's notice is received (or deemed received as provided in Section 19 hereof).

     (b) The Corporation will have the right to preempt any Demand Registration with a Primary Registration by delivering written notice of such intention to the holders of Registrable Shares who have requested such Demand Registration within 15 days after the Corporation has received a request for such registration. In the ensuing Primary Registration, the holders of Registrable Shares will have such piggyback registration rights as are set forth in Section 3 hereof. Upon the Corporation's preemption of a requested Demand Registration, such requested registration will not count as the permitted Demand Registration.

     (c) If a Demand Registration or a Short-Form Registration is an underwritten public offering and the managing underwriters advise the Corporation in writing that in their opinion the number of Registrable Shares and other securities requested to be included exceeds the number of Registrable Shares and other securities which can successfully be sold in such offering without causing a diminution in the offering price or otherwise adversely affecting the offering, the Corporation will include in such registration, prior to the inclusion of any securities which are not Registrable Shares, the number of Registrable Shares requested to be included which in the opinion of such underwriters can successfully be sold without causing a diminution in the offering price or otherwise adversely affecting the offering, such Registrable Shares to be taken pro rata from the respective holders of such Registrable Shares on the basis of the number of Registrable Shares owned by such holders, with further successive pro rata allocation among the holders of Registrable Shares if any such holder of Registrable Shares has requested the registration of less than all such Registrable Shares it is entitled to register.

     (d) The Corporation may postpone for up to three months the filing or the effectiveness of a registration statement for a Demand Registration or a Short-Form Registration if the Corporation reasonably determines that such Demand Registration or Short-Form Registration would have any material adverse effect upon the Corporation or any of its material assets or operations or any material pending or proposed transaction, provided, however, that the Corporation may not postpone any such filing or effectiveness of a registration statement more than once in any consecutive 12 month period.

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     3. PIGGYBACK REGISTRATIONS.  (a) Whenever the Corporation proposes to register any of its securities under the Securities Act (except on Form S-4 or S-8 or any successor form), the Corporation will give prompt written notice (in any event within three business days after its receipt of notice of any exercise of Demand Registration or Short-Form Registration rights) to all holders of Registrable Shares of its intention to effect such a registration and will use its best efforts to include in such registration all Registrable Shares with respect to which the Corporation has received written requests for inclusion therein within 15 days after giving notice to the holders of Registrable Shares (a "Piggyback Registration").

     (b) If a Piggyback Registration is an underwritten Primary Registration on behalf of the Corporation, and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can successfully be sold in such offering without causing a diminution in the offering price or otherwise adversely affecting the offering, the Corporation will include in such registration, (i) first, the securities the Corporation proposes to sell, (ii) second, the Registrable Shares requested to be included in such registration which in the opinion of such underwriters can successfully be sold without causing a diminution in the offering price or otherwise adversely affecting the offering, such Registrable Shares to be taken pro rata from the holders of such Registrable Shares on the basis of the number of Registrable Shares owned by such holders, with further successive pro rata allocations among the holders of Registrable Shares if any such holder of Registrable Shares has requested the registration of less than all such Registrable Shares it is entitled to register, and (iii) third, other securities requested to be included in such registration.

     (c) If a Piggyback Registration is an underwritten Secondary Registration on behalf of holders of the Corporation's securities, and the managing underwriters advise the Corporation in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can successfully be sold in such offering, the Corporation will include in such registration, (i) first, the Registrable Shares requested to be included in such registration which in the opinion of such underwriters can successfully be sold, such Registrable Shares to be taken pro rata from the holders of such Registrable Shares on the basis of the number of Registrable Shares owned or deemed to be owned by such holders, with further successive pro rata allocations among the holders of Registrable Shares if any such holder of Registrable Shares has requested the registration of less than all such Registrable Shares it is entitled to register, and (ii) second, other securities requested to be included in such registration.

     (d) If the Corporation has previously filed a registration statement with respect to Registrable Shares pursuant to Section 2 or pursuant to this Section 3, and if such previous registration has not been withdrawn or abandoned, the Corporation shall not be required to file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities until a period of 180 days has elapsed from the effective date of such previous registration.

     4. HOLDBACK AGREEMENTS. (a) Each holder of at least 5% of the Registrable Shares agrees not to effect any public sale or distribution of equity securities of the Corporation, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 120-day period beginning on the effective date of any underwritten Demand Registration or Short-Form Registration (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree or otherwise require. Each holder of Registrable Shares agrees not to effect any public sale or distribution of equity securities of the Corporation, or any securities convertible into or exchangeable or exercisable for such securities, for such period beginning on the effective date of any underwritten Primary Registration (except as part of such underwritten registration) as the holders of Registrable Shares and the underwriters managing the registered public offering shall mutually agree.

     (b) The Corporation agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 120-day period beginning on the effective date of any underwritten Demand Registration, Short-Form Registration or any underwritten Piggyback Registration (except as part of such underwritten

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registration or pursuant to registrations on Form S-4 or S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) use its best efforts to cause each holder of at least 5% (on a fully-diluted basis) of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, purchased from the Corporation at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

     5. REGISTRATION PROCEDURES. Whenever the holders of Registrable Shares have requested that any Registrable Shares be registered pursuant to this Agreement, the Corporation will use its best efforts to effect the registration and the sale of such Registrable Shares in accordance herewith and with the intended method of disposition thereof, and pursuant thereto the Corporation will as expeditiously as practicable:

          (a) prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become and remain effective for such period, not to exceed three months, as may be reasonably necessary to effect the sale of such securities;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period, which need not exceed three months, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance herewith and with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Shares and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller or the sale of such securities by such underwriters; and

          (d) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdiction as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller (provided, however, that the Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph;
     (ii) consent to general service of process in any such jurisdiction; or
     (iii) subject itself to taxation in any such jurisdiction);

          (e) use its best efforts to cause all such Registrable Shares to be listed on each securities exchange on which similar securities issued by the Corporation are then listed;

          (f) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

          (g) enter into such customary agreements (including underwriting agreements in customary form) as the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares (including, without limitation, effecting a stock split or a combination of shares);

          (h) make available for inspection by each seller of Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter who agrees to hold in confidence and keep secret and inviolate, all financial and other records, pertinent corporate documents and properties of the Corporation, and cause the Corporation's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

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          (i) notify each seller of such Registrable Shares, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

          (j) notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

          (k) prepare and file with the Commission, promptly upon the request of any seller of such Registrable Shares, any amendments or supplements to such registration statement or prospectus which, in the reasonable written opinion of counsel selected by the holders of a majority of the Registrable Shares being registered and concurred in by the reasonable opinion of counsel for the Corporation, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of Registrable Shares by such seller;

          (l) prepare and promptly file with the Commission and promptly notify each seller of such Registrable Shares of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

          (m) advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

          (n) at least forty-eight hours prior to the filing of any registration statement or prospectus or twenty-four hours prior to the filing of any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to each seller of such Registrable Shares and refrain from filing any such registration statement, prospectus, amendment or supplement to which counsel selected by the holders of a majority of the Registrable Shares being registered shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, unless, in the case of an amendment or supplement, in the opinion of counsel for the Corporation the filing of such amendment or supplement is reasonably necessary to protect the Corporation from any liabilities under any applicable federal or state law and such filing will not violate applicable laws; and

          (o) at the request of counsel selected by the holders of a majority of such Registrable Shares in connection with an underwritten offering, use its best efforts to furnish on the date or dates provided for in the underwriting agreement: (i) an opinion of counsel, addressed to the underwriters and the sellers of Registrable Shares, covering such matters as such underwriters and sellers may reasonably request, including, without limiting the generality of the foregoing, opinions substantially to the effect that (A) such registration statement has become effective under the Securities Act; (B) to the best of such counsel's knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (C) the registration statement, the prospectus, and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements or other financial or statistical data or information regarding the underwriters or the selling shareholders contained therein); (D) while such counsel has not verified the accuracy, completeness, or fairness of the statements contained in any registration statement or prospectus, as either may be amended or supplemented, nothing has come to such counsel's attention that would cause it to believe that the registration statement, the prospectus, or any amendment or supplement thereto contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or

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     necessary to make the statements therein not misleading (except that such counsel need express no opinion as to financial statements or other financial or statistical data or information regarding the underwriters or the selling shareholders contained therein); (E) the descriptions in the registration statement, the prospectus, or any amendment or supplement thereto of all legal and governmental proceedings and all contracts and other legal documents or instruments are accurate in all material respects; and (F) while such counsel has not verified the accuracy, completeness, or fairness of the statements contained in any registration statement or prospectus, as either may be amended or supplemented, such counsel does not know of any legal or governmental proceedings, pending or threatened, required to be described in the registration statement, the prospectus, or any amendment or supplement thereto which are not described as required nor of any contracts or documents or instruments of the character required to be described in the registration statement, the prospectus, or any amendment or supplement thereto or to be filed which are not described or filed as required; and (ii) a letter or letters from the independent certified public accountants of the Corporation addressed to the underwriters, covering such matters as such underwriters may reasonably request, in which letters such accountants shall state, without limiting the generality of the foregoing, that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants the financial statements and other financial data of the Corporation included in the registration statement, the prospectus, or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act.

     6. REGISTRATION EXPENSES. All expenses incident to the Corporation's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of the Corporation's independent certified public accountants, legal counsel to the Corporation, underwriters (excluding discounts and commissions attributable to the Registrable Shares included in such registration) and other persons retained by the Corporation (all such expenses being herein called "Registration Expenses"), will be borne by the Corporation. In addition, the Corporation will pay all internal expenses (including without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit or quarterly review, the expense of any liability insurance obtained by the Corporation and the expenses and fees for listing the securities to be registered on each securities exchange on which any shares of Common Stock are then listed.

     7. INDEMNIFICATION. (a) The Corporation agrees to indemnify, to the extent permitted by law, each seller of Registrable Shares, its officers and directors and each Person who controls such seller (within the meaning of the Securities Act or the Securities Exchange Act) against all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees except as limited by Section 7(e)) caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same (i) are caused by or contained in any information furnished in writing to the Corporation by such seller expressly for use therein or (ii) caused by such seller's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Corporation has furnished such seller with a sufficient number of copies of same and both (A) such delivery is required by law and (B) such registration statement or prospectus or any amendments or supplements thereto does not contain any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact. In connection with an underwritten offering the Corporation will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act or the Securities Exchange Act) to the same extent as provided above with respect to the indemnification of the sellers of Registrable Shares. The reimbursements required by this Section 7(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are required or expenses incurred.

     (b) The Corporation agrees to indemnify, to the extent permitted by law, each seller of Registrable Shares, its officers and directors and each Person who controls such seller (within the meaning of the Securities Act or the Securities Exchange Act) against all losses, claims, damages, liabilities and expenses

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(including, without limitation, reasonable attorneys' fees except as limited by
Section 7(e)) caused by the breach by the Corporation of any covenant or representation or warranty made by the Corporation in an underwriting agreement.

     (c) In connection with any registration statement in which a seller of Registrable Shares is participating, each such seller will furnish to the Corporation in writing such information and affidavits as the Corporation reasonably requests for use in connection with any such registration statement or prospectus or any amendment thereof or supplement thereto and, to the extent permitted by law, will indemnify the Corporation, its directors and officers and each person who controls the Corporation (within the meaning of the Securities Act or the Securities Exchange Act) against any losses, claims, damages, liabilities and expenses (including, without limitation, attorneys' fees except as limited by Section 7(e)) resulting from any untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such seller; provided that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, and the liability of each such seller of Registrable Shares will be in proportion to, and provided further that such liability will be limited to, the net amount received by such seller from the sale of Registrable Shares pursuant to such registration statement.

     (d) Each seller of Registrable Shares agrees to indemnify, to the extent permitted by law, the Corporation, its directors and officers and each person who controls the Corporation (within the meaning of the Securities Act or the Securities Exchange Act) against any losses, claims, damages, liabilities and expenses (including without limitation, attorneys' fees except as limited by Section 7(e)) caused by the breach by such seller of a covenant or representation or warranty made by such seller in an underwriting agreement; provided, however, that each seller's obligation to indemnify will be several, not joint and several, among the sellers of Registrable Shares, and the liability of each such seller of Registrable Shares in any event will be limited to the net amount received by such Seller from the sale of Registrable Shares pursuant to the registration agreement to which such underwriting agreement pertains.

     (e) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     (f) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Corporation also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the corporation's indemnification is unavailable for any reason.

     8. COMPLIANCE WITH RULE 144. In the event that the Corporation (a) registers a class of securities under Section 12 of the Securities Exchange Act,
(b) issues an offering circular meeting the requirements of Regulation A under the Securities Act or (c) commences to file reports under Section 13 or 15(d) of the Securities Exchange Act, then at the request of any holder of Registrable Shares who proposes to sell securities in compliance with Rule 144 promulgated by the Commission, the Corporation will use its best efforts to (i) forthwith furnish to such holder a written statement as to compliance with the filing requirements

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of the Commission as set forth in Rule 144 as such rule may be amended from time to time and (ii) make available such information as will enable the holders of Registrable Shares to make sales pursuant to Rule 144.

     9. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. The holders of a majority of the Registrable Shares requested to be registered will have the right to select the managing underwriters of any offering of the Corporation's securities in which the Corporation does not participate, subject to the approval of the Board of Directors and the Corporation will have such right in any offering in which it participates.

     10. NO INCONSISTENT OR MORE FAVORABLE AGREEMENTS. The Corporation will not hereafter enter into any agreements with respect to its securities which is inconsistent with, or grants rights more favorable than, the rights granted to the holders of Registrable Shares entitled to be registered in this Agreement. The Corporation shall not issue to any shareholder any demand or piggyback registration rights equal or superior to those of the holders of Registrable Shares, without the written consent of the holders of a majority of the Registrable Shares (demand or piggyback registration rights shall be deemed equal or superior to those of the holders of Registrable Shares if they adversely affect the rights of the holders of Registrable Shares hereunder); provided, however, that except in connection with any financing transaction in which the Corporation issues debt or equity securities in consideration of $1,000,000 or more, the Corporation also will obtain the prior written consent of any holder of Registrable Shares whose rights hereunder are or will be adversely affected by such agreement.

     11. ADJUSTMENTS AFFECTING REGISTRABLE SHARES. The Corporation will not take any action affecting or otherwise cause or permit any change to occur in, its authorized, issued and outstanding capital stock which would adversely affect the ability of the holders of Registrable Shares to include such Registrable Shares in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Shares in any such registration (including, without limitation, effecting a stock split or a combination of shares).

     12. REMEDIES. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

     13. AMENDMENTS AND WAIVERS. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the Corporation and the holders of a majority of the Registrable Shares; provided, however, that except in connection with any financing transaction in which the Corporation issues debt or equity securities in consideration of $1,000,000 or more, the Corporation also will obtain the written agreement of any holder of Registrable Shares whose rights hereunder are or will be adversely affected by such amendment or waiver.

     14. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto, whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Shares are also for the benefit of, and enforceable by, any subsequent holder of Registrable Shares who consents in writing to be bound by this Agreement.

     15. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties covering the matters referred to herein, and supersedes all prior agreements and understandings.

     16. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     17. TERM. This Agreement shall terminate five years after the effective date of the Initial Public Offering.

     18. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

     19. NOTICES. Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the addresses set forth below, or to such other address as any party hereto designates by written notice to the other parties given in accordance herewith, and shall be deemed to have been received:
(i) upon delivery, when delivered personally; (ii) three business days after mailing, if mailed; or (iii) one business day after timely delivery to the courier, if delivered by overnight courier service.

          If to the Corporation, to:

           AmSurg Corp.
           2301 21st Avenue South
           Suite 300
           Nashville, Tennessee 37212
           Attn: Chief Executive Officer

           with a copy to:

           Bass, Berry & Sims
           First American Center
           Nashville, Tennessee 37238
           Attn: James H. Cheek, III

          If to the Investors, to their respective addresses set forth on the stock record books of the Corporation.

     20. GOVERNING LAW. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Tennessee applicable to contracts made and to be performed within that state.

     21. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

     The parties hereto have executed this Registration Agreement as of the date first set forth above.

                                          AMSURG CORP.

                                          By:       /s/ RODNEY H. LUNN
                                            ------------------------------------
                                          Title: President
                                             -----------------------------------

                                          AMERICAN HEALTHCORP, INC.

                                          By:     /s/ THOMAS G. CIGARRAN
                                            ------------------------------------
                                          Title: Chairman
                                             -----------------------------------

                                                /s/ JAMES H. CHEEK, III
                                          --------------------------------------
                                                   James H. Cheek, III

                                          Bass, Berry & Sims Profit Sharing
                                          Trust for the benefit of James H.
                                          Cheek, III

                                          By:     /s/ JAMES H. CHEEK, III
                                            ------------------------------------
                                                    James H. Cheek, III

                                                   /s/ ROBERT FABER
                                          --------------------------------------
                                                    Robert Faber, M.D.

                                              /s/ WILLIAM C. WEAVER, III
                                          --------------------------------------
                                                  William C. Weaver, III

                                                  /s/ RODNEY H. LUNN
                                          --------------------------------------
                                                      Rodney H. Lunn

                                                 /s/ DAVID L. MANNING
                                          --------------------------------------
                                                     David L. Manning

                                   SCHEDULE 1

                           American Healthcorp, Inc.

                              James H. Cheek, III

                    Bass, Berry & Sims Profit Sharing Trust
                     for the benefit of James H. Cheek, III

                               Robert Faber, M.D.

                             William C. Weaver, III

                                 Rodney H. Lunn

                                David L. Manning

                        AMENDMENT NO. 1 TO AMSURG CORP.

                             REGISTRATION AGREEMENT

     This is Amendment No. 1 to the AmSurg Corp. Registration Agreement dated as of April 2, 1992.

     WHEREAS, each of the undersigned is a party to the AmSurg Corp. Registration Agreement dated as of April 2, 1992 (the "Agreement"); and

     WHEREAS, the undersigned desire to amend the Agreement as provided for in
Section 13 of the Agreement.

     NOW THEREFORE, the following amendment to the Agreement is approved:

     All references in the Agreement to the term "Registrable Shares," other than references in Section 2 of the Agreement, shall include any Common Shares issued on November 30, 1992 to The Endoscopy Center, a Tennessee general partnership ("TEC"), and issued on November 23, 1992 to the partners of TEC. It is the purpose of this Amendment to provide TEC and its partners the same rights to Piggyback Registrations as the Investors, but not provide TEC or its partners any rights to a Demand Registration.

     Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

     IN WITNESS WHEREOF, this Amendment No. 1 has been executed as of the 30th day of November, 1992.

                                          AMSURG CORP.

                                          By:       /s/ RODNEY H. LUNN
                                            ------------------------------------
                                            Title: President

                                          AMERICAN HEALTHCORP, INC.

                                          By:
                                            ------------------------------------
                                            Title:

                                                /s/ JAMES H. CHEEK, III
                                          --------------------------------------
                                                   James H. Cheek, III

                                          Bass, Berry & Sims Profit Sharing
                                          Trust for the benefit of James H.
                                          Cheek, III

                                          By:     /s/ JAMES H. CHEEK, III
                                            ------------------------------------
                                                    James H. Cheek, III

                                                /s/ ROBERT FABER, M.D.
                                          --------------------------------------
                                                    Robert Faber, M.D.

                                              /s/ WILLIAM C. WEAVER, III
                                          --------------------------------------
                                                  William C. Weaver, III

                                                  /s/ RODNEY H. LUNN
                                          --------------------------------------
                                                      Rodney H. Lunn

                                                 /s/ DAVID L. MANNING
                                          --------------------------------------
                                                     David L. Manning

     The Endoscopy Center hereby executes this Amendment No. 1 to AmSurg Corp. Registration Agreement for the purpose of agreeing to become a party to the Registration Agreement as described in this Amendment No. 1.

                                          THE ENDOSCOPY CENTER, a
                                          Tennessee general partnership

                                       By:
                                          --------------------------------------
                                          Title: Managing Partner

                                  AMSURG CORP.

                       AMENDMENT TO REGISTRATION AGREEMENT


     This Amendment No. 2 ("Amendment") to the Registration Agreement ("Agreement"), dated as of April 2, 1992, as amended by Amendment No. 1 dated as of November 30, 1992, is executed this 20th day of November, 1996 between AmSurg Corp., a Tennessee corporation (the "Corporation") and the persons and entities identified on Schedule 1 attached hereto (the "Investors").


                                   WITNESSETH:

     WHEREAS, the Corporation and certain of the Investors executed the Agreement as of April 2, 1992, which was amended by Amendment No. 1 executed on November 30, 1992; and

     WHEREAS, the Corporation and Electra Investment P.L.C., Capitol Health Partners, L.P. and Michael E. Stephens ( the "Preferred Stock Purchasers") have executed a Preferred Stock Purchase Agreement of even date herewith pursuant to which the Preferred Stock Purchasers have purchased an aggregate of 1,500,000 shares of Series A Redeemable Preferred Stock and 1,250,000 shares of Series B Convertible Preferred Stock (collectively, the "Preferred Stock"); and

     WHEREAS, as a condition to the purchase of the Preferred Stock by the Preferred Stock Purchasers, the Corporation agreed to grant certain registration rights to the Preferred Stock Purchasers with respect to the shares of Common Stock issuable upon conversion of the Preferred Stock; and

     WHEREAS, the Investors are willing to execute this Amendment in order to induce the Preferred Stock Purchasers to consummate the transactions contemplated by the Purchase Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                    AGREEMENT

     1.   Section 1 of the Agreement is hereby amended as follows:

               "Preferred Demand Registration" shall have the meaning in Section 2(b) hereof.

               "Preferred Stock" means the shares of Series A Redeemable Stock, no par value, and the shares of Series B Convertible Preferred Stock, no par value, of the Corporation issued to the Preferred Stock Purchasers.

               "Registrable Shares" means that any time (i) any Common Shares originally issued to the Investors; (ii) any Common Shares then outstanding which were issued upon conversion of the Preferred Stock, or which were issued as, or were issued directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect to or in replacement or exchange of Registrable Shares; (iii) Common Shares issuable upon exercise of outstanding options; (iv) any Common Shares then issuable directly or indirectly upon the conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of Registrable Shares; provided that Registrable Shares shall not include any shares which have theretofore been registered and sold pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 or any similar rule or exemptive order promulgated or issued by the Commission pursuant to the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Shares whenever such Person has the then existing right to acquire such Registrable Shares (by conversion, purchase or otherwise), whether or not such acquisition has actually been effected.

               Notwithstanding the foregoing, all references in the Agreement to the term "Registrable Shares" other than references in Section 2 thereof shall include any Common Shares issued on November 30, 1992 to The Endoscopy Center, a Tennessee general partnership ("TEC"), and issued on November 23, 1992 to the parties of TEC, so that TEC and its partners shall have the same rights to Piggyback Registrations as the other Investors, but shall not have any rights to a Demand Registration.

     2.   Section 2 of the Agreement is hereby amended to read as follows:

          2.   DEMAND REGISTRATION AND SHORT-FORM REGISTRATION.

               (a) At any time after 180 days after the effective date of the registration statement the Corporation has filed under the Securities Act with respect to its Initial Public Offering, the holder or holders of at least 66 2/3% of the Registrable Shares then outstanding (other than the Registrable Shares held by the Preferred Stock Purchasers) may, by written notice delivered to the Corporation, require registration under the Securities Act of all or part of their Registrable Shares on Form S-1 or any similar long form registration ("Demand Registration"). The Corporation shall not be obligated to effect more than one Demand Registration. A registration will not count as the permitted Demand Registration until it has become effective and will not count as the permitted Demand Registration unless the holders of such Registrable Shares initially requesting such Demand Registration are able to register at least
          66 2/3% of the Registrable Shares agreed by such holders to be included in such Demand Registration; provided that in any event the Corporation will pay all Registration Expenses in connection with any registration initiated as a Demand Registration requested hereunder (unless the holder or holders of such Registrable Shares requesting such Demand Registration request that the registration statement be withdrawn, in which case, such holders of Registrable Shares shall pay such Registration Expenses).

               (b) At any time after the earlier of (i) 180 days after the effective date of the Initial Public Offering, and (ii) the third anniversary date of this Amendment, the holders of at least 66 2/3% of the Preferred Stock may, by written notice delivered to the Corporation, require registration under the Securities Act of all or part of their Registrable Shares on Form S-1 or any similar long form registration ("Preferred Demand Registration"). The Corporation shall not be obligated to effect more than two Preferred Demand Registrations. A registration will not count as a permitted Preferred Demand Registration until it has become effective and will not count as a permitted Preferred Demand Registration until the Preferred Stock Purchasers are able to register at least 66 2/3% of the Registrable Shares agreed by such holders to be included in such Preferred Demand Registration; provided that in any event, the Corporation shall pay all Registration Expenses in connection with any registration initiated as a Preferred Demand Registration requested hereunder (unless the Preferred Stock Purchaser(s) requesting such Preferred Demand Registration request(s) that the registration statement be withdrawn, in which case, the Preferred Stock Purchaser(s) shall pay such Registration Expenses).

               (c) On or after the date upon which the Corporation has become entitled as a registrant to use Form S-3 or any similar short-form registration ("Short-Form Registration"), any such holder or holders of Registrable Shares may, at any time, require registration under the Securities Act of all or any part of their Registrable Shares on a Short-Form Registration; provided, however, that the aggregate offering value of the Registrable Shares requested to be registered in any Short-Form Registration must equal at least $1,000,000. The Corporation will pay all Registration Expenses in connection with any Short- Form Registration requested hereunder (unless the holder or holders of Registrable Shares requesting such Short-Form Registration request that the registration statement be withdrawn, in which case, such holders of Registrable Shares shall pay such Registration Expenses). Within ten days after receipt of any request pursuant to this Section 2(a), the Corporation will give written notice of such request to all other holders of Registrable Shares and will use its best efforts to include in such registration all Registrable Shares with respect to which the Corporation has received written requests for inclusion therein within 15 days after the date the Corporation's notice is received (or deemed received as provided in Section 19 hereof).

               (d) The Corporation will have the right to preempt any Demand Registration or Preferred Demand Registration with a Primary Registration by delivering written notice of such intention to the holders of Registrable Shares who have requested such Demand Registration or Preferred Demand Registration within 15 days after the Corporation has received a request for such registration. In the ensuing Primary Registration, the holders of Registrable Shares will have such piggyback registration rights as are set forth in Section 3 hereof. Upon the Corporation's preemption of a requested Demand Registration or Preferred Demand Registration, such requested registration will not count as the permitted Demand Registration or Preferred Demand Registration.

               (e) If a Demand Registration or Preferred Demand Registration or a Short-Form Registration is an underwritten public offering and the managing underwriters advise the Corporation in writing that in their opinion the number of Registrable Shares and other securities requested to be included exceeds the number of Registrable Shares and other securities which can successfully be sold in such offering without causing a diminution in the offering price or otherwise adversely affecting the offering, the Corporation will include in such registration, prior to the inclusion of any securities which are not Registrable Shares, the number of Registrable Shares requested to be included which in the opinion of such underwriters can successfully be sold without causing a diminution in the offering price or otherwise adversely affecting the offering, such Registrable Shares to be taken pro rata from the respective holders of such Registrable Shares on the basis of the number of Registrable Shares owned by such holders, with further successive pro rata allocation among the holders of Registrable Shares if any such holder of Registrable Shares has requested the registration of less than all such Registrable Shares it is entitled to register.

               (f) The Corporation may postpone for up to three months the filing or the effectiveness of a registration statement for a Demand Registration or Preferred Demand Registration or a Short-Form Registration if the Corporation reasonably determines that such Demand Registration or Preferred Demand Registration or Short-Form Registration would have any material adverse effect upon the Corporation or any of its material assets or operations or any material pending or proposed transaction, provided, however, that the Corporation may not postpone any such filing or effectiveness of a registration statement more than once in any consecutive 12 month period.

     3. Section 4(a) of the Agreement is hereby amended by the insertion of the phrase "or Preferred Demand Registration" after the phrase "Demand Registration" in the fifth line thereof.

     4. Section 4(b) of the Agreement is hereby amended by the insertion of the phrase "or Preferred Demand Registration" after the phrase "Demand Registration" in the fourth line thereof.

     5. The second sentence of Section 10 of the Agreement is hereby amended by the insertion of the phrase "and the written consent of the holders of a majority of the shares of Preferred Stock" after the phrase "Registrable Shares" in the sixth line thereof.

     6. Section 13 of the Agreement is hereby amended by the insertion of the phrase "and the written consent of the holders of a majority of the shares of Preferred Stock" after the phrase "Registrable Shares" in the third line thereof.

     7. Section 14 of the Agreement is hereby amended by adding the following sentence as the third sentence thereof:

               Notwithstanding the foregoing, in the event that American Healthcorp, Inc. distributes all Registrable Shares held by it pro rata among its shareholders in a tax-free distribution under Section 355 of the Internal Revenue Code of 1986, as amended, the provisions of this Agreement shall no longer apply with respect to the subsequent holders of such Registrable Shares, who shall not be entitled to participate in any Demand Registration, Short-Form Registration or Piggy-Back Registration.

     8. The second paragraph of Section 19 of the Agreement is hereby amended to read as follows:

          If to the Corporation, to:

                                  AmSurg Corp.
                                  One Burton Hills Boulevard
                                  Suite 350
                                  Nashville, Tennessee 37215
                                  Attention: Chief Executive Officer

          with a copy to:

                                  Bass, Berry & Sims PLC
                                  2700 First American Center
                                  Nashville, Tennessee 37238
                                  Attention:  Cynthia Y. Reisz

     All other provisions of the Agreement, as amended, shall remain in full force and effect as on the date hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Agreement as of the date first set forth above.


                                       AMSURG CORP.


                                       By:
                                          ------------------------------------
                                       Title:
                                             ---------------------------------

                                       AMERICAN HEALTHCORP, INC.


                                       By:
                                          ------------------------------------
                                       Title:
                                             ---------------------------------



                                       ---------------------------------------
                                       James H. Cheek, III


                                       Bass, Berry & Sims Profit Sharing Trust
                                       for the Benefit of James H. Cheek, III

                                       By:
                                           -----------------------------------
                                            James H. Cheek, III


                                       ---------------------------------------
                                       Rodney H. Lunn


                                       ---------------------------------------
                                       David L. Manning


                                       ---------------------------------------
                                       William C. Weaver, III

                                       ---------------------------------------
                                       Robert Faber, M.D.


                                       William C. Weaver, III
                                       Custodian for Nancy Collins
                                       Weaver UTUGMA

                                       By:
                                          ------------------------------------
                                       Title:
                                             ---------------------------------

                                       William C. Weaver, III
                                       Custodian for William C.
                                       Weaver IV UTUGMA

                                       By:
                                          ------------------------------------
                                       Title:
                                             ---------------------------------



                                       William C. Weaver, III
                                       Custodian for Jane Craig Weaver
                                       UTUGMA

                                       By:
                                          ------------------------------------
                                       Title:
                                             ---------------------------------




                                       The Robert B. Faber
                                       Grandchildren's Trust

                                       By:
                                          ------------------------------------
                                       Title:
                                             ---------------------------------



                                       THE ENDOSCOPY CENTER, a
                                       Tennessee general partnership

                                       By:
                                          ------------------------------------
                                       Title:
                                             ---------------------------------

                                       ---------------------------------------
                                       Bergein F. Overholt, M.D.

                                       ---------------------------------------
                                       R. Leslie Hargrove, M.D.

                                       ---------------------------------------
                                       R. Kent Farris, M.D.

                                       ---------------------------------------
                                       F. Raymond Porter, M.D.

                                       ---------------------------------------
                                       Barry V. Maves, M.D.

                                       ---------------------------------------
                                       Charles M. O'Connor, Jr., M.D.

                                       ---------------------------------------
                                       Sarkis J. Chobanian, M.D.


                                       ELECTRA INVESTMENT TRUST, PLC

                                       BY:
                                          ------------------------------------
                                       TITLE:
                                             ---------------------------------

                                       CAPITOL HEALTH PARTNERS, L.P

                                                By:     CAPITOL HEALTH
                                                        ADVISORS L.P.
                                                Its:    General Partner

                                                By:     CAPITOL HEALTH, INC.
                                                Its:    General Partner


                                                By:
                                                        ----------------------
                                                        Debora A. Guthrie

                                                Title:  President


                                       ---------------------------------------
                                       Michael E. Stephens



                                       Ruth E. Faber TUA 4/1/92 f/b/o
                                             John E. Faber

                                       By:
                                          ------------------------------------
                                       Title:
                                             ---------------------------------


                                       Ruth E. Faber TUA 4/2/92 f/b/o
                                            Judith Gwynne F. Buzhardt

                                       By:
                                          ------------------------------------
                                       Title:
                                             ---------------------------------

                                   SCHEDULE I

                            American Healthcorp, Inc.

                               James H. Cheek, III

 Bass, Berry & Sims Profit Sharing Trust for the Benefit of James H. Cheek, III

                                 Rodney H. Lunn

                                David L. Manning

                             William C. Weaver, III

                               Robert Faber, M.D.

        William C. Weaver, III, Custodian for Nancy Collins Weaver UTUGMA

        William C. Weaver, III, Custodian for William C. Weaver IV UTUGMA

         William C. Weaver, III, Custodian for Jane Craig Weaver UTUGMA

                    The Robert B. Faber Grandchildren's Trust

                  Ruth E. Faber TUA 4/1/92 f/b/o John E. Faber

            Ruth E. Faber TUA 4/2/92 f/b/o Judith Gwynne F. Buzhardt

                              The Endoscopy Center

                            Bergein F. Overholt, M.D.

                            R. Leslie Hargrove, M.D.

                              R. Kent Farris, M.D.

                             F. Raymond Porter, M.D.

                              Barry V. Maves, M.D.

                         Charles M. O'Connor, Jr., M.D.

                            Sarkis J. Chobanian, M.D.

                          Electra Investment Trust, PLC

                          Capitol Health Partners, L.P.

                               Michael E. Stephens